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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2000



                      UNIVERSAL COMPRESSION HOLDINGS, INC.
                           UNIVERSAL COMPRESSION, INC.
     ---------------------------------------------------------------------
           (Exact names of registrants as specified in their charters)

           Delaware                                     001-15483                          13-3989167
            Texas                                       333-48279                          74-1282680
--------------------------------------         -----------------------------      ---------------------------
  (States or other jurisdictions                     (Commission File                     (IRS Employer
      of incorporation)                                  Numbers)                           Identification
                                                                                             Nos.)
               4440 Brittmoore Road, Houston, Texas                                        77041
------------------------------------------------------------------------          --------------------------
             (Address of principal executive offices)                                    (Zip Code)

                                 (713) 335-7000
                               ------------------
              (Registrants' telephone number, including area code)



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Item 5.           Other Events

         Universal Compression Holdings, Inc. (the "Company") issued a press release on May 24, 2000 announcing the initial public offering (the "Offering") of 7,000,000 shares of its common stock, par value $.01 per share, at $22.00 per share. As described in the Company's press release on May 31, 2000, the Offering, together with the Company's operating subsidiary's new $200.0 million operating lease facility and $50.0 million revolving credit facility, closed on May 30, 2000.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

                  Exhibit No.             Description
                  99.1         ---        Press Release, dated May 24, 2000

                  99.2         ---        Press Release, dated May 31, 2000

                  99.3         ---        Rule 424(b)(4) Prospectus for offering within the U.S. and Canada
                                          (incorporated by reference to Universal Compression Holdings, Inc.'s
                                          Rule 424(b)(4) Prospectus (Commission File No. 333-34090))

                  99.4         ---        Rule 424(b)(4) Prospectus for offering outside the U.S. and Canada
                                          (incorporated by reference to Universal Compression Holdings, Inc.'s
                                          Rule 424(b)(4) Prospectus (Commission File No. 333-34090))


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               UNIVERSAL COMPRESSION HOLDINGS, INC.
                               UNIVERSAL COMPRESSION, INC.
                               (Registrants)



Date:   June 1, 2000           By:      /s/ RICHARD W. FITZGERALD
                                   -------------------------------------
                               Richard W. FitzGerald
                               Senior Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
99.1       ---             Press Release, dated May 24, 2000

99.2       ---             Press Release, dated May 31, 2000

99.3       ---             Rule 424(b)(4) Prospectus for offering within the U.S. and Canada (incorporated by reference to Universal Compression Holdings, Inc.'s Rule 424(b)(4) Prospectus
                           (Commission File No. 333-34090))

99.4       ---             Rule 424(b)(4) Prospectus for offering outside the U.S. and Canada (incorporated by reference to Universal Compression Holdings, Inc.'s Rule 424(b)(4) Prospectus
                           (Commission File No. 333-34090))